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                                                                    Exhibit 10.3


          FIRST AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT

         FIRST AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT (this "AMENDMENT"), dated as of August 1, 2005, by and among FLEET PRECIOUS METALS INC., a Rhode Island corporation operating as Bank of America Precious Metals with offices at 111 Westminster Street, Providence, Rhode Island 02903 ("BAPM"), and WOLVERINE TUBE, INC., a Delaware corporation with its principal place of business at 200 Clinton Avenue, Suite 1000, Huntsville, Alabama 35801 ("WOLVERINE TUBE"), and WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company with its principal place of business at 235 Kilvert Street, Warwick, Rhode Island 02886 ("WOLVERINE JOINING") (Wolverine Tube and Wolverine Joining are hereinafter sometimes referred to individually as a "COMPANY" and collectively, jointly and severally as the "COMPANIES").

                             W I T N E S S E T H:

         WHEREAS, reference is hereby made to that certain Amended and Restated Consignment Agreement dated as of April 28, 2005 (as amended from time to time and in effect, the "CONSIGNMENT AGREEMENT") among the Companies and BAPM, pursuant to which BAPM extended a silver consignment facility and a silver forward contract facility to the Companies; and

         WHEREAS, the Companies and BAPM desire to amend certain terms and conditions of the Consignment Agreement, on the terms and conditions and in reliance upon the representations and warranties of the Companies hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings as set forth in the Consignment Agreement.

2. ACKNOWLEDGMENT OF OBLIGATIONS. The Companies hereby acknowledge and agree that they are unconditionally liable to BAPM for all Obligations under the Consignment Agreement without offset, defense, counterclaim or deduction.

3. AMENDMENTS TO CONSIGNMENT AGREEMENT. From and after the effectiveness of this Amendment, the Consignment Agreement shall be amended as follows:

         (a) By inserting a new Exhibit "F" to the Consignment Agreement in the form of Exhibit "F" annexed to this Amendment.

         (b) Section 1 of the Consignment Agreement is hereby amended as follows:

                  (i) By inserting the following text as a new Section 1.60A, immediately below the text of Section 1.60:

                  1.60A "WACHOVIA L/C" MEANS THAT CERTAIN STANDBY LETTER OF CREDIT DATED AUGUST 1, 2005 ISSUED BY WACHOVIA BANK, NATIONAL ASSOCIATION FOR THE BENEFIT OF BAPM, IN THE ORIGINAL FACE AMOUNT OF $3,500,000.00, A COPY OF WHICH IS ANNEXED HERETO AS EXHIBIT "F", AS SAME MAY BE AMENDED FROM TIME TO TIME, OR SUCH REPLACEMENT LETTER OF CREDIT AS MAY BE REASONABLY ACCEPTABLE TO BAPM IN IT SOLE DISCRETION.

         (c) Section 2 of the Consignment Agreement is hereby amended as follows:

                  (i) By deleting the text "with respect to the Consigned Precious Metal" where it appears in the second sentence of Section 2.1(d), and inserting the text "WITH


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                           RESPECT TO ALL PRECIOUS METAL (INCLUDING, BUT NOT
                           LIMITED TO, ALL CONSIGNED PRECIOUS METAL)" in its stead.

                  (ii)     By inserting the following text at the end of
                           Section 2.3(f):

                  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE COMPANIES COVENANT AND AGREE THAT, UPON THE EARLIER OF (I) THE OCCURRENCE OF AN EVENT OF DEFAULT AND ACCELERATION OF THE OBLIGATIONS BY BAPM, OR (II) UPON RECEIPT OF WRITTEN NOTICE FROM BAPM TERMINATING THE CONSIGNMENT FACILITY PURSUANT TO
                  SECTION 2.13 HEREOF, THE COMPANIES SHALL BE REQUIRED TO PURCHASE CONSIGNED PRECIOUS METAL HAVING A VALUE EQUAL TO THE FACE AMOUNT OF THE WACHOVIA L/C, LESS ANY FEES AND COSTS ASSOCIATED THEREWITH, AND WITHDRAW SAME FROM CONSIGNMENT, AND BAPM SHALL BE PERMITTED TO DRAW UPON THE WACHOVIA L/C FOR THE PURPOSE OF FUNDING SUCH PURCHASE AND WITHDRAWAL OF CONSIGNED PRECIOUS METAL FROM CONSIGNMENT.

                  (iii) By deleting Section 2.11(b) in its entirety, and inserting the following text in its stead:

                  (B) TO SECURE THE PROMPT AND PUNCTUAL PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, THE COMPANIES HEREBY GRANT TO BAPM A CONTINUING SECURITY INTEREST IN AND TO (I) ALL PRECIOUS METAL (INCLUDING, BUT NOT LIMITED TO, ALL CONSIGNED PRECIOUS METAL), WHETHER NOW EXISTING OR HEREAFTER ARISING, AND (II) ALL PROCEEDS AND PRODUCTS OF THE FOREGOING EXCLUDING, HOWEVER, THE EXCLUDED COLLATERAL. NOTHING CONTAINED IN THE FOREGOING GRANT IS INTENDED TO CONFLICT WITH THE TRUE CONSIGNMENT NATURE OF THIS AGREEMENT.

                  (iv) By deleting Section 2.13(a) in its entirety, and inserting the following text in its stead:

                  (A) BAPM MAY TERMINATE THIS CONSIGNMENT FACILITY AT ANY TIME BY GIVING WRITTEN NOTICE OF SUCH TERMINATION TO THE COMPANIES. UPON GIVING OF SUCH NOTICE, BAPM'S OBLIGATION TO CONSIGN OR DELIVER PRECIOUS METAL HEREUNDER SHALL IMMEDIATELY TERMINATE. ALL SUMS OUTSTANDING UNDER THIS CONSIGNMENT FACILITY WILL BE DUE AND PAYABLE UPON THE EARLIER OF (I) THE OCCURRENCE OF AN EVENT OF DEFAULT AND ACCELERATION OF THE OBLIGATIONS BY BAPM, OR (II) THREE (3) BUSINESS DAYS AFTER WRITTEN NOTICE OF TERMINATION FROM BAPM HEREUNDER. TERMINATION OF THIS CONSIGNMENT FACILITY SHALL NOT AFFECT THE COMPANIES' DUTY TO PAY AND PERFORM THEIR OBLIGATIONS TO BAPM HEREUNDER IN FULL.

         (d) Section 3 of the Consignment Agreement is hereby amended as follows:

                  (i) By deleting Section 3.2 thereof in its entirety and inserting the following text in its stead:

                           3.2.     GRANT OF SECURITY INTEREST

                           TO SECURE THE PROMPT AND PUNCTUAL PAYMENT AND
                  PERFORMANCE OF THE OBLIGATIONS, THE COMPANIES HEREBY GRANT TO BAPM A CONTINUING SECURITY INTEREST IN AND TO (I) ALL PRECIOUS METAL (INCLUDING, BUT NOT LIMITED TO, ALL CONSIGNED PRECIOUS METAL), WHETHER NOW EXISTING OR HEREAFTER ARISING, AND (II) ALL PROCEEDS AND PRODUCTS OF THE FOREGOING EXCLUDING, HOWEVER, THE EXCLUDED COLLATERAL.

                  (ii) By deleting Section 3.4 in its entirety, and inserting the following text in its stead:


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                           3.4.     TERMINATION OF FORWARD CONTRACT FACILITY

                           BAPM MAY TERMINATE THE FORWARD CONTRACT FACILITY AT
                  ANY TIME BY GIVING WRITTEN NOTICE OF SUCH TERMINATION TO THE COMPANIES. UPON GIVING OF SUCH NOTICE, BAPM'S OBLIGATION TO ENTER INTO FORWARD CONTRACTS HEREUNDER SHALL IMMEDIATELY TERMINATE. ALL SUMS OUTSTANDING UNDER THE FORWARD CONTRACT FACILITY WILL BE DUE AND PAYABLE UPON THE EARLIER OF (I) THE OCCURRENCE OF AN EVENT OF DEFAULT AND ACCELERATION OF THE OBLIGATIONS BY BAPM, OR (II) THREE (3) BUSINESS DAYS AFTER WRITTEN NOTICE OF TERMINATION FROM BAPM HEREUNDER. UPON TERMINATION OF THE FORWARD CONTRACT FACILITY, BAPM MAY CREDIT ANY AMOUNTS THEN HELD BY IT OR THE BANK TO REDUCE THE AMOUNT OF SUCH INDEBTEDNESS. NOTWITHSTANDING TERMINATION, UNTIL ALL INDEBTEDNESS OF THE COMPANIES TO BAPM HEREUNDER HAS BEEN FULLY SATISFIED, BAPM SHALL RETAIN ITS SECURITY INTEREST GRANTED HEREUNDER AND, EXCEPT FOR THOSE SPECIFIC COVENANTS AND CONDITIONS DEALING WITH THE ENTERING INTO OF FORWARD CONTRACTS, ALL TERMS AND CONDITIONS OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

         (e) Section 5 of the Consignment Agreement is hereby amended as follows:

                  (i) By deleting Section 5.1(a) in its entirety and inserting the following text in its stead:

                  (A) ALL PRECIOUS METAL (INCLUDING, BUT NOT LIMITED TO, ALL CONSIGNED PRECIOUS METAL), WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING, EXCLUDING, HOWEVER, THE EXCLUDED COLLATERAL; AND

         (f) Section 8 of the Consignment Agreement is hereby amended as follows:

                  (i) By deleting the text "thirty (30) days" where it appears in Section 8.6(j) and inserting the text "FIFTEEN (15) DAYS" in its stead.

                  (ii) By deleting, effective as of July 3, 2005, Sections 8.8, 8.9, 8.10, and 8.12 in their entirety, and inserting the text "[INTENTIONALLY DELETED]" in their stead.

4.       Costs and Expenses.

         (a) Upon execution of this Amendment, the Companies shall pay to BAPM an amount equal to any and all reasonable costs, fees, or expenses (including internal and external attorneys' fees and expenses) incurred by BAPM in connection with the Consignment Agreement, whether directly or indirectly, including all reasonable legal fees and expenses incurred in connection with the negotiation and the preparation of this Amendment.

         (b) The Bank shall be entitled (but not required) to debit any operating account of either Company to collect any fees, costs or expenses to which BAPM may be entitled pursuant to this Amendment or the Consignment Agreement.

5. Representations, Warranties and Covenants. The Companies hereby represent, warrant and covenant to BAPM as follows:

         (a) The execution and delivery of this Amendment by the Companies, and the performance by the Companies of their obligations and agreements under this Amendment are within the corporate authority of each Company, have been duly authorized by all necessary corporate proceedings on behalf of the Companies and do not and will not contravene


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                  any provision of law, statute, rule or regulation to which either Company is subject or their respective charters, other organization papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon either Company.

         (b) This Amendment, the Consignment Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute legal, valid and binding obligations of each Company, enforceable in accordance with their respective terms.

         (c) The representations and warranties made by the Companies in the Consignment Agreement are, after giving effect to the terms and condition of this Amendment, true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been expressly permitted under the terms of the Consignment Agreement or otherwise in writing by BAPM). Except as previously disclosed to BAPM in writing, no material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of either Company.

         (d) The Companies have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by the Companies prior to or at the time hereof, and, after giving effect to the terms and condition of this Amendment, no Event of Default has occurred and is continuing under the Consignment Agreement as of the date of this Amendment.

         (e) The Companies have read and understand each of the terms and conditions of this Amendment and are entering into this Amendment freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of their own selection, and not in reliance upon any representations, warranties, or agreements made by BAPM and not set forth in this Amendment.

6. Conditions to Effectiveness. This Amendment shall not become effective unless and until each of the following conditions precedent have been fulfilled, all as determined by BAPM in its sole discretion (unless waived by BAPM in writing):

         (a) This Amendment, and all documents, instruments and agreements required hereunder or related hereto shall have been executed by the appropriate parties and original counterpart signatures shall have been delivered to BAPM.

         (b) All actions on the part of the Companies necessary for the valid execution, delivery and performance of the terms of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to BAPM shall have been provided to BAPM.

         (c) The Companies shall have paid to BAPM in immediately available funds all amounts required to be paid by the Companies upon the execution of this Amendment.

         (d) BAPM shall have received a copy of an original fully executed amendment to the Credit Agreement, upon terms reasonably satisfactory to BAPM, which amendment shall be in full force and effect and not subject to any unsatisfied conditions precedent.

         (e) BAPM shall have received a copy of an original fully executed amendment to the Receivables Purchase Agreement dated as of April 28, 2005 which evidences the Permitted Securitization, upon terms reasonably satisfactory to BAPM, which amendment shall be in full force and effect and not subject to any unsatisfied conditions precedent.


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         (f)      BAPM shall have received an original fully executed amendment to the Intercreditor Agreement, in form and substance satisfactory to BAPM.

         (g) BAPM shall have received satisfactory evidence, in a form and of a nature acceptable to BAPM in its discretion, of the consent of Wachovia Bank, National Association to the terms and conditions of this Amendment.

         (h) BAPM shall have received a favorable written opinion of counsel to the Companies in scope and substance satisfactory to BAPM and its counsel.

         (i) BAPM shall have received the original Wachovia L/C in form and substance satisfactory to BAPM in its sole discretion.

7. Waiver of Claims. The Companies hereby acknowledge and agree that they do not have any offsets, defenses, claims, or counterclaims against BAPM, the Bank or any of their affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Consignment Agreement, the Obligations, or otherwise, and that if the Companies now have, or ever did have, any such offsets, defenses, claims, or counterclaims against BAPM or the Bank or any of their affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Companies each hereby RELEASE BAPM and the Bank and their affiliates, and their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

8.       Miscellaneous.

         (a) This Amendment shall be binding upon the Companies and their successors and assigns and shall enure to the benefit of BAPM and its successors and assigns.

         (b) The Companies and BAPM hereby acknowledge and agree that the Obligations are and shall continue to be secured by all collateral granted pursuant to the terms of the Consignment Agreement or otherwise.

         (c) Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed by the Companies. Without in any way limiting the foregoing, the Companies hereby confirm that the provisions of the Consignment Agreement regarding BAPM's right to terminate the Consignment Facility and/or the Forward Contract Facility as set forth in Sections 2.13 and 3.4, respectively, shall be unaffected by the terms of this Amendment.

         (d) The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Event of Default under the Consignment Agreement, whether or not known to BAPM and whether or not existing on the date of this Amendment, nor a modification of the demand nature of the obligations due thereunder.

         (e) Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

         (f) This Amendment, together with the agreements, instruments and other documents executed in connection herewith, incorporates all discussions and negotiations among



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                  the Companies and BAPM, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or of any provision of any other agreement among the Companies and BAPM shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party shall be BAPM, then by a duly authorized officer thereof.

         (g) Except as otherwise expressly provided for in this Amendment, all of the terms, conditions and provisions of the Consignment Agreement shall remain the same. The Companies hereby, after giving effect to the terms and conditions of this Amendment, ratify, confirm, and reaffirm all representations, warranties, and covenants made by each of them in the Consignment Agreement. The Companies shall continue to comply with all of the terms and conditions of the Consignment Agreement, as amended hereby.

         (h) The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the parties to this Amendment.

         (i) In the event of any inconsistency between the provisions of this Amendment and the Consignment Agreement, the provisions of this Amendment shall govern and control.

         (j) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.


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         IN WITNESS WHEREOF, the undersigned parties have caused this First
Amendment to Amended and Restated Consignment Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                 WOLVERINE TUBE, INC.

/s/ Mary Ann Michetti                    By:  /s/ Thomas B. Sabol
                                         Title:  Sr. VP, CFO & Secretary


                                         WOLVERINE JOINING TECHNOLOGIES, LLC

/s/ Mary Ann Michetti                    By:  /s/ Thomas B. Sabol
                                         Title:  VP & Treasurer


                                         FLEET PRECIOUS METALS INC.

/s/  Antonio Marinaro                    By: /s/ David Vega
                                         Title:  Senior Vice President











Signature Page to First Amendment to Amended and Restated Consignment Agreement


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                                   EXHIBIT "F"



                              FORM OF WACHOVIA L/C